Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James Dondero, certify that:

1.	I have reviewed this Amendment on Form 10-K/A of NexPoint Multifamily Capital Trust, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2017

/s/ James Dondero
James Dondero
President
(Principal Executive Officer)